UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 23, 2008
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	002-25577 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)

15660 North Dallas Parkway, Suite 850 Dallas, TX (Address of principal executive offices)	75248 (Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Executive Bonuses
     On December 23, 2008, the Compensation Committee of the Board of Directors (the “Committee”) approved the distribution of a cash bonus from the executive bonus pool to certain executive officers of Diodes Incorporated (the “Company”) for their services rendered in 2008. For fiscal 2008, the aggregate amount of the executive bonus pool depends upon: (i) the aggregate amount of the executive bonus pool for 2007, after adjustment for new and departed officers and the acquisition of Zetex plc; (ii) the actual performance of the Company for the eleven months ended November 30, 2008 plus the projected performance of the Company for the month of December 2008; and (iii) the actual performance of the Company’s “serviceable area market” (“SAM”) (excluding Japan) for the ten months ended October 31, 2008 as determined by the World Semiconductor Trade Statistics (“WSTS”).
     The Committee allocated the executive bonus pool among certain executive officers based on the contribution made by each officer to the achievement of the Company’s performance goals and objectives. For fiscal 2008, the executive bonus pool was $3,066,213, of which the Committee awarded $2,545,892, payable on or before December 31, 2008. The Committee has awarded the following cash bonuses to executive officers for services rendered in fiscal 2008:

Name	Position	Amount

Keh-Shew Lu	President and Chief Executive Officer	$763,114

Joseph Liu	Senior Vice President — Operations	310,000

Mark A. King	Senior Vice President — Sales and Marketing	281,147

Carl C. Wertz	Chief Financial Officer, Secretary and Treasurer	170,000

Richard D. White	Senior Vice President — Finance	265,082

Colin Greene	Europe President and Vice President — Europe Sales and Marketing	99,664

Julie Holland	Vice President — Worldwide Analog Products	170,000

T.J. Lee	Vice President — Packaging Operations	100,000

Edmund Tang	Vice President — Corporate Administration	216,885

Francis Tang	Vice President — Product Development	170,000

		$2,545,892

     The Company may pay the balance of the executive bonus pool during the first quarter of the fiscal year 2009 to such officers conditioned upon a positive net profit for the fiscal year 2008 and after adjustment to reflect (i) the actual performance of the Company as reported on its audited financial statements for the fiscal year 2008 and (ii) the actual performance of the Company’s SAM (excluding Japan) for 2008 compared to 2007 as determined by WSTS, all subject to further adjustment(s) in the discretion of the Committee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2008	DIODES INCORPORATED
	By:	/s/ Carl C. Wertz
CARL C. WERTZ
Chief Financial Officer